Income Taxes (Tables)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Summary of Income Tax Rate
[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2017	2016
Canadian statutory income tax rate	26.5%	26.5%
Manufacturing and processing profits deduction	(0.3)	(0.3)
Foreign rate differentials	(0.4)	(0.2)
Losses not benefited	1.6	0.8
Utilization of losses previously not benefited	(0.1)	(0.2)
Earnings of equity accounted investees	(1.4)	(1.2)
Tax on repatriation of foreign earnings	1.4	0.7
Valuation allowance on deferred tax assets [i]	(0.1)	(0.4)
US tax reform [ii]	(0.8)	—
Research and development tax credits	(1.2)	(1.5)
Reserve for uncertain tax positions	(0.2)	0.2
Non-deductible foreign exchange losses [iii]	0.3	1.3
Others	(0.5)	(0.3)

Effective income tax rate	24.8%	25.4%

[i]

GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more-likely-than-not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

[ii]

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act [the “US Tax Reform”], which reduces the US federal corporate tax rate from 35% to 21% beginning in 2018, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign-sourced earnings. At December 31, 2017, in accordance with guidance provided by SEC Staff Accounting Bulletin No. 118 [“SAB 118”], the Company has made a reasonable estimate of its effects and recognized a provisional $23 million net reduction in income tax expense as described below. The ultimate impact of the US Tax Reform may differ from these estimates due to its continued analysis or further implementation guidance that may be issued. Any changes to the provisional amounts will be included as an adjustment to income tax expense or benefit in 2018 in the quarter the amounts are determined in accordance with SAB 118.

Deferred tax assets and liabilities: The Company re-measured certain deferred tax assets and liabilities applying the new tax rate, which resulted in a $61 million reduction to deferred tax expense.

One-time transition tax: This tax is based on the Company’s total post-1986 earnings and profits [“E&P”] that were previously deferred from US income taxes and resulted in an increase in current income tax expense of $38 million. The Company has not yet completed its calculation of the total post-1986 E&P for these foreign subsidiaries or concluded its evaluation of how the US Tax Reform will affect its existing accounting position to indefinitely reinvest any remaining undistributed foreign earnings not subject to the transition tax, or any additional outside basis difference inherent in these entities.

Global Intangible Low-Taxed Income [“GILTI”]: In addition to the changes described above, the US Tax Reform contains a new law that may subject the Company to a tax on GILTI, beginning in 2018. FASB allows an accounting policy election of either recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years, or treating such taxes as a current-period expense when incurred. The Company is still evaluating the impact of the GILTI provisions and has not yet determined its accounting policy nor recorded any deferred taxes associated with GILTI as at December 31, 2017.

[iii]

Non-deductible foreign exchange losses are related to the re-measurement of financial statement balances of foreign subsidiaries, primarily in Mexico, that are maintained in a currency other than their functional currency.

Details of Income before Income Taxes by Jurisdiction
[b]	The details of income before income taxes by jurisdiction are as follows:

	2017	2016
Canadian	$592	$617
Foreign	2,407	2,163

	$2,999	$2,780

Details of Income Tax Provision
[c]	The details of the income tax provision are as follows:

	2017	2016
Current
Canadian	$140	$127
Foreign	607	559

	747	686

Deferred
Canadian	(7)	16
Foreign	4	4

	(3)	20

	$744	$706

Summary of Deferred Income Taxes Provided on Temporary Differences
[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2017	2016
Tax depreciation in excess of book depreciation	$62	$58
Tax amortization in excess of book amortization	10	2
Liabilities currently (not deductible) deductible for tax	(7)	5
Net tax losses benefited	(18)	(31)
Change in valuation allowance on deferred tax assets	(2)	(12)
Tax on undistributed foreign earnings	9	8
US tax reform	(61)	—
Others	4	(10)

	$(3)	$20

Summary of Deferred Tax Assets and Liabilities
[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2017	2016
Assets
Tax benefit of loss carryforwards	$747	$715
Liabilities currently not deductible for tax	171	188
Tax credit carryforwards	59	22
Unrealized loss on cash flow hedges and retirement liabilities	75	134
Others	21	21

	1,073	1,080
Valuation allowance against tax benefit of loss carryforwards	(629)	(615)
Other valuation allowance	(129)	(66)

	315	399

Liabilities
Tax depreciation in excess of book depreciation	212	266
Other assets book value in excess of tax values	60	57
Tax on undistributed foreign earnings	106	98
Unrealized gain on cash flow hedges and retirement liabilities	24	3

	402	424

Net deferred tax liabilities	$(87)	$(25)

Net Deferred Tax Liabilities Presented on Consolidated Balance Sheet

The net deferred tax liabilities are presented on the consolidated balance sheet in the following categories:

	2017	2016
Long-term deferred tax assets	$236	$268
Long-term deferred tax liabilities	(323)	(293)

	$(87)	$(25)

Summary of Changes in Gross Unrecognized Tax Benefits
[i]

As at December 31, 2017 and 2016, the Company’s gross unrecognized tax benefits were $243 and $220 million, respectively [excluding interest and penalties], of which $222 and $201 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2017	2016
Balance, beginning of year	$220	$221
Increase based on tax positions related to current year	21	21
Increase (decrease) based on tax positions of prior years	7	(52)
Increase related to acquisitions	—	44
Settlements	(2)	(2)
Statute expirations	(17)	(8)
Foreign currency translation	14	(4)

	$243	$220